Description of Business	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business	Description of Business
ICON plc and its subsidiaries (the “Company” or “ICON”) is a contract research organization (“CRO”), providing outsourced development services on a global basis to the pharmaceutical, biotechnology and medical device industries. We specialize in the strategic development, management and analysis of programs that support all stages of the clinical development process from compound selection to Phase I-IV clinical studies. Our mission is to improve the lives of patients by accelerating the development of our customers' drugs and devices through innovative solutions.

We believe that we are one of a select group of CROs with the expertise and capability to conduct clinical trials in most major therapeutic areas on a global basis and have the operational flexibility to provide development services on a stand-alone basis or as part of an integrated “full-service” or a “blended-service” solution. At December 31, 2025 we had approximately 40,100 employees, in 97 locations in 55 countries. During the year ended December 31, 2025, we derived 30.6%, 57.9% and 11.5% of our revenue in the United States, Europe and Rest of World, respectively.

ICON’s ordinary shares are traded on the NASDAQ Global Select Market under the symbol “ICLR”.
We began operations in 1990 and have expanded our business through internal growth, together with a number of strategic acquisitions to enhance our capabilities and expertise in certain areas of the clinical development process. We are incorporated in Ireland and our principal executive office is located at: South County Business Park, Leopardstown, Dublin 18, Republic of Ireland. The contact telephone number of this office is +353 1 2912000.